UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

January 1, 2006

Date of Report (Date of earliest event reported)

DICKIE WALKER MARINE, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-49819	33-0931599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 South Coast Highway Oceanside CA 92054

(Address of Principal Executive Offices) (Zip Code)

(760) 450-0360

Registrant’s telephone number, including area code

(Former Name or Former Address, If Changed Since last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Director; Appointment of Principal Officers.

Effective January 1, 2006, Todd W. Schmidt resigned as Chief Financial Officer. Gerald W. Montiel, the Registrant’s Chief Executive Officer, President and Chairman of the Board, will assume the duties of Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2006	DICKIE WALKER MARINE, INC.

	By:	/s/ Gerald W. Montiel
Gerald W. Montiel Chairman, Chief Executive Officer and President